UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 18, 2007

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Amgen Inc. One Amgen Center Drive Thousand Oaks, CA		91320-1799
(Address of principal executive offices)		(Zip Code)

805-447-1000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 18, 2007, Amgen Inc. (the “Company”) issued a press release regarding a “mini-tender offer” commenced by TRC Capital Corporation for up to 1,500,000 shares of the Company’s common stock, representing less than 0.13% of the Company’s outstanding shares. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated May 18, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: May 18, 2007	By:	/s/ David J. Scott
	Name:	David J. Scott
	Title:	Senior Vice President,
General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Document Description
99.1	Press release dated May 18, 2007

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